Balance Sheet Details	12 Months Ended
Jul. 31, 2017
Balance Sheet Related Disclosures [Abstract]
Balance Sheet Details

3. Balance Sheet Details

Inventories consist of the following:

	July 31,
	2017	2016
Raw materials	$82,000	$120,000
Finished goods	191,000	230,000
	$273,000	$350,000

During the year ended July 31, 2017, we wrote-off $50,000 for slow moving finished goods inventory manufactured in prior years. In addition, during the years ended July 31, 2017 and 2016, we received $34,000 and $46,000, respectively, from the sale of inventory which was reserved in prior fiscal years. The $34,000 and $46,000 gain is reflected in the other income (expense) section of the consolidated statements of operations.

Property, plant, and equipment consist of the following:

	July 31,
	2017	2016
Computers and equipment	$1,045,000	$840,000
Furniture and fixtures	21,000	21,000
	1,066,000	861,000
Less accumulated depreciation	(518,000)	(421,000)
	$548,000	$440,000

Depreciation expense was $98,000 and $40,000 for the years ended July 31, 2017 and 2016, respectively.

Patents consist of the following:

	July 31,
	2017	2016
Patents	$3,485,000	$3,475,000
Less accumulated amortization	(2,663,000)	(2,495,000)
	$822,000	$980,000

Patent amortization expense for the years ended July 31, 2017 and 2016 was $178,000 and $179,000, respectively. At July 31, 2017, the weighted average remaining amortization period for all patents was approximately five years. The annual patent amortization expense for the next five years is expected to be approximately $178,000 per year. There were no patent impairments during the year ended July 31, 2017. During the year ended July 31, 2016 we incurred $48,000 of expense related to the abandonment of a pending patent not associated with our core business.